UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

KAR Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-148847	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 4, 2008, the following subsidiaries of KAR Holdings, Inc. (the “Company”), ADESA California, LLC, ADESA San Diego, LLC, ADESA Texas, Inc., ADESA Florida, LLC, ADESA Washington, LLC and ADESA Atlanta, LLC (collectively the “ADESA Entities”), entered into a transaction with subsidiaries of First Industrial Realty Trust, Inc. (“First Industrial”) to sell and simultaneously lease back to the ADESA Entities the interest of the ADESA Entities in the land (and improvements on the west 39 acres of the San Diego site) at eight vehicle auction sites. The closing of the sale-leaseback of seven of the eight locations has already occurred and the remaining site, a ground leasehold interest in Fairburn, Georgia, is expected to close by the end of September 2008, subject to the satisfaction of certain conditions set forth in the Purchase and Sale Agreement. The portfolio is comprised of four sites in California (Tracy, San Diego, Mira Loma and Sacramento), and single sites in Fairburn, Georgia (near Atlanta), Houston, Texas, Auburn, Washington (near Seattle-Tacoma), and Bradenton, Florida (near Tampa). The properties will continue to house ADESA’s used vehicle auctions.

The aggregate purchase price for the ADESA Entities’ interest in the subject properties is $81,915,000. The Company received net cash proceeds of approximately $73.1 million from the closing of the sale-leaseback of the first seven locations. The Company will utilize 50% of the net proceeds to repay debt in accordance with terms of its Senior Credit Agreement.

The initial lease term of each lease is 20 years for each property, together with additional renewal options to extend the term of each lease by up to an additional 20 years. Additionally, each lease contains a “cross default” provision pursuant to which a default under any other lease in the portfolio or any of the Guaranties (as defined below) shall be deemed a default under such lease; provided, however, the “cross default” provision shall remain in effect with respect to each lease only for such time as the lease is a part of the subject portfolio of leases and is held by First Industrial and its affiliates or a third party and its affiliates.

The Company entered into guaranties (the “Guaranties”) to guarantee the obligations of the ADESA Entities with respect to the leases. Under the Guaranties, the Company agreed to guarantee the payment of all rent, sums and charges of every type and nature payable by the applicable tenant under its lease, and the performance of all covenants, terms, conditions, obligations and agreements to be performed by the applicable tenant under its lease.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Document

10.1	Purchase and Sale Agreement, dated as of September 4, 2008, by and among the ADESA Entities (other than ADESA Atlanta, LLC) and First Industrial Acquisitions, Inc.

Exhibit Number	Description of Document

10.2	Purchase and Sale Agreement, dated as of September 4, 2008, by and between ADESA Atlanta, LLC and First Industrial Acquisitions, Inc.

10.3	Ground Lease, dated as of September 4, 2008, by and between ADESA San Diego, LLC and First Industrial, L.P. (East 39 Acres at San Diego, California)

10.4	Ground Lease, dated as of September 4, 2008, by and between ADESA San Diego, LLC and First Industrial, L.P. (West 39 Acres at San Diego, California)

10.5	Ground Lease, dated as of September 4, 2008, by and between ADESA California, LLC and ADESA San Diego, LLC and First Industrial Pennsylvania, L.P. (Sacramento, California)

10.6	Ground Lease, dated as of September 4, 2008, by and between ADESA California, LLC and First Industrial Pennsylvania, L.P. (Tracy, California)

10.7	Ground Lease, dated as of September 4, 2008, by and between ADESA Washington, LLC and First Industrial, L.P. (Auburn, Washington)

10.8	Ground Lease, dated as of September 4, 2008, by and between ADESA Texas, Inc. and First Industrial, L.P. (Houston, Texas)

10.9	Ground Lease, dated as of September 4, 2008, by and between ADESA California, LLC and First Industrial, L.P. (Mira Loma, California)

10.10	Ground Lease, dated as of September 4, 2008, by and between ADESA Florida, LLC and First Industrial Financing Partnership, L.P. (Bradenton, Florida)

10.11	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (East 39 Acres at Otay Mesa, California)

10.12	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (West 39 Acres at Otay Mesa, California)

10.13	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial Pennsylvania, L.P. (Sacramento, California)

10.14	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial Pennsylvania, L.P. (Tracy, California)

10.15	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (Auburn, Washington)

10.16	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (Houston, Texas)

10.17	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (Mira Loma, California)

10.18	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial Financing Partnership, L.P. (Bradenton, Florida)

99.1	Press Release, dated September 9, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 9, 2008	KAR Holdings, Inc.

	By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Purchase and Sale Agreement, dated as of September 4, 2008, by and among the ADESA Entities (other than ADESA Atlanta, LLC) and First Industrial Acquisitions, Inc.

10.2	Purchase and Sale Agreement, dated as of September 4, 2008, by and between ADESA Atlanta, LLC and First Industrial Acquisitions, Inc.

10.3	Ground Lease, dated as of September 4, 2008, by and between ADESA San Diego, LLC and First Industrial, L.P. (East 39 Acres at Otay Mesa, California)

10.4	Ground Lease, dated as of September 4, 2008, by and between ADESA San Diego, LLC and First Industrial, L.P. (West 39 Acres at Otay Mesa, California)

10.5	Ground Lease, dated as of September 4, 2008, by and between ADESA California, LLC and ADESA San Diego, LLC and First Industrial Pennsylvania, L.P. (Sacramento, California)

10.6	Ground Lease, dated as of September 4, 2008, by and between ADESA California, LLC and First Industrial Pennsylvania, L.P. (Tracy, California)

10.7	Ground Lease, dated as of September 4, 2008, by and between ADESA Washington, LLC and First Industrial, L.P. (Auburn, Washington)

10.8	Ground Lease, dated as of September 4, 2008, by and between ADESA Texas, Inc. and First Industrial, L.P. (Houston, Texas)

10.9	Ground Lease, dated as of September 4, 2008, by and between ADESA California, LLC and First Industrial, L.P. (Mira Loma, California)

10.10	Ground Lease, dated as of September 4, 2008, by and between ADESA Florida, LLC and First Industrial Financing Partnership, L.P. (Bradenton, Florida)

10.11	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (East 39 Acres at Otay Mesa, California)

10.12	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (West 39 Acres at Otay Mesa, California)

10.13	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial Pennsylvania, L.P. (Sacramento, California)

10.14	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial Pennsylvania, L.P. (Tracy, California)

10.15	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (Auburn, Washington)

10.16	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (Houston, Texas)

10.17	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial, L.P. (Mira Loma, California)

10.18	Guaranty of Lease, dated as of September 4, 2008, by and between KAR Holdings, Inc. and First Industrial Financing Partnership, L.P. (Bradenton, Florida)

99.1	Press Release, dated September 9, 2008